COMMITMENTS AND CONTINGENCIES	3 Months Ended
Mar. 31, 2022
Other Provisions, Contingent Liabilities, and Contingent Assets [Abstract]
Commitments and Contingencies	COMMITMENTS AND CONTINGENCIES
Commitments — The Company’s unconditional purchase commitments are as follows:

	December 31, 2021	March 31, 2022
Contracts for capital expenditures	$2,995	$4,425
Contracts for operating expenditures	3,405	3,819
	$6,400	$8,244
Due within the next 12 months	$3,543	$4,058

In addition to the above, the Company obtained letters of credit to primarily guarantee the PILOT bonds’ interest payments, payments for utility supplies and foreign statutory payroll related charges. The Company has available letters of credit facilities of $20 and $20 as of December 31, 2021 and March 31, 2022, respectively, and has drawn down bank guarantees of $3 and $3 as of December 31, 2021 and March 31, 2022, respectively.
Contingencies — From time to time, the Company is a party to claims that arise in the normal course of business. These claims include allegations of infringement of intellectual property rights of others as well as other claims of liability. In addition, the Company, on a case-by-case basis, includes intellectual property indemnification provisions in the terms of sale and technology licenses with third parties. The Company is also subject to various taxes in the different jurisdictions in which it operates. These include property, goods and services, and other non-income taxes. The Company accrues costs associated with these matters when they become probable and reasonably estimable. The Company does not believe it is probable that losses associated with these matters beyond those already recognized will be incurred in amounts that would be material to the interim condensed consolidated statements of financial position or interim condensed consolidated statements of operations and comprehensive loss.

On April 28, 2021, International Business Machines (“IBM”) sent the Company a letter alleging that the Company did not fulfill the Company’s obligations under the contracts the Company entered into with IBM in 2014 associated with the Company’s acquisition of IBM’s Microelectronics business. IBM asserted that the Company engaged in fraudulent misrepresentations during the underlying negotiations, and claimed the Company owed them $2,500 in damages and restitution. On June 7, 2021, the Company filed a complaint with the New York State Supreme Court (the “Court”) seeking a declaratory judgment that the Company did not breach the relevant contracts. IBM subsequently filed its complaint with the Court on June 8, 2021. On September 14, 2021, the Court granted our motion to dismiss IBM’s claims of fraud, unjust enrichment and breach of the implied covenant of good faith and fair dealing. IBM appealed its fraud claim, and on April 8, 2022, the New York Appellate Division reversed the Court’s decision. The Company believes, based on discussions with legal counsel, that we have meritorious defenses against IBM’s claims. The Company disputes IBM’s claims and intends to vigorously defend against them.